Exhibit 10.9

January 24, 2013

Jeffrey Fink

Jeffrey P. Fink and Shana E. Fink Family Trust Dated October 23, 2012

4325 Hawk Street, San Diego, CA 92103

Dear Jeff,

This letter shall serve as to confirm and acknowledge that, for purposes of clarity and to avoid ambiguity, the Maturity Dates for the six Convertible Promissory Notes (the "Notes") held by Jeffrey P. Fink and Shana E. Fink Family Trust Dated October 23, 2012 (“the Trust”), as amended on January 23, 2013, have the same Maturity Dates as the Convertible Promissory Notes (the "Original Notes") that they replaced, notwithstanding anything in the Notes to the contrary. Accordingly, the Maturity Dates of the Notes are as follows:

Original Note Issue Date	Note Maturity Date
July 1, 2012	July 1, 2013
August 15, 2012	August 15, 2013
September 26, 2012	September 26, 2013
October 26, 2012	October 26, 2013
December 6, 2012	December 6, 2013
January 9, 2013	January 9, 2014

Please confirm your agreement with the above by executing a copy of this Letter in the space provided and returning same to us immediately.

Thank you,

SaaSMax, Inc

By: /s/ Dina Moskowitz

Dina Moskowitz, CEO

Acknowledged and Agreed this 24th day of January, 2013

Jeffrey P. Fink and Shana E. Fink Family Trust Dated October 23, 2012

By: /s/ Jeffrey P. Fink

Authorized Signature